UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2010

GREENHOUSE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-156611	26-2903011
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5171 Santa Fe Street, Suite I San Diego, California	92109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (858) 273-2626

Copies to:
Peter Campitiello, Esq.
Tarter Krinsky & Drogin LLP
1350 Broadway
New York, New York 10018
Tel: 212-216-8085
Fax: 212-216-8001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BACKGROUND

On January 7, 2010, the Registrant, formerly known as Custom Q, Inc., acquired Green House Holdings, Inc. a privately owned Nevada corporation (“GHH”), pursuant to an Agreement and Plan of Share Exchange (the “Reverse Merger”). As a result of the Reverse Merger, GHH became the de facto reporting entity of the Registrant. GHH is a holding company whose principal operating company is R Squared Contracting, Inc. (“R2”). Both GHH and R2 have a December 31 fiscal year end, whereas the Registrant has a September 30 fiscal year end.

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

1.	Previous Independent Registered Public Accounting Firm.

A.   On March 11, 2010, the Company dismissed its independent registered public accounting firm, M&K CPAs PLLC (“M&K”).  On March 11, 2010, the Company dismissed R2’s independent registered public accounting firm, Li & Company, PC (“Li & Co.”).

B.  On March 11, 2010, the Audit Committee of the Board of Directors of GreenHouse Holdings, Inc. (the “Registrant”) approved changing the Registrant’s independent registered public accounting firm from M&K to PKF, Certified Public Accountants, a Professional Corporation (“PKF”). On March 11, 2010, the Audit Committee of the Board of Directors of GreenHouse Holdings, Inc. approved changing R2’s independent registered public accounting firm from Li & Co. to PKF. The dismissal of both M&K and Li & Co., as approved by the Audit Committee of the Registrant’s Board of Directors on March 11, 2010, was effective immediately.

C.  M&K had been engaged as the Registrant’s independent registered public accounting firm since June 2008 and had performed audits of the Registrant’s financial statements included in the Registrant’s reports on Form S-1 for the period from June 20, 2008 (inception) through September 30, 2008, and on Form 10-K for the year ended September 30, 2009. M&K had performed review procedures in connection with the Registrant’s unaudited financial statements included in the Registrant’s reports on Form S-1/A for the quarterly period ended December 31, 2008, and on Forms 10-Q for the quarterly periods ended March 31, 2009, June 30, 2009 and December 31, 2009. M&K’s report that did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than going concern.

D.  Li & Co. had been engaged as R2’s independent registered public accounting firm since July 23, 2009 and had performed audits of R2’s financial statements included in the Registrant’s report on Form 8-K for the years ended December 31, 2007 and December 31, 2008. Li & Co. had performed review procedures in connection with the Registrant’s unaudited financial statements included in the Registrant’s report on Form 8-K for the nine months ended September 30, 2009. Li & Co.’s report on R2’s financial statements for the years ended December 31, 2007 and 2008 included in the Registrant’s report did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than going concern.

E.   During the Registrant’s two most recent fiscal years and the interim period from October 1, 2009 through and including March 11, 2010, (i) there were no disagreements between the Registrant and M&K on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of M&K would have caused M&K to make reference to the matter in its reports on the Registrant's financial statements; and (ii) there were no reportable events as the term described in Item 304(a)(1)(v) of Regulation S-K.

F.  During R2’s two most recent fiscal years and the interim period from January 1, 2009 through and including March 11, 2010, (i) there were no disagreements between the Registrant and Li & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Li & Co. would have caused Li & Co. to make reference to the matter in its reports on the Registrant's financial statements; and (ii) there were no reportable events as the term described in Item 304(a)(1)(v) of Regulation S-K.

G.  On May 11, 2010, the Registrant provided M&K and Li & Co. with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K/A, and has requested that M&K and Li & Co. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Copies of the letters are filed as Exhibits 16.1 and 16.2 to this Current Report on Form 8-K/A.

2.  New Independent Registered Public Accounting Firm.

A.  On March 11, 2010, the Registrant engaged PKF as its independent registered public accounting firm for the Registrant’s fiscal year ended December 31, 2009. The change in the Registrant’s independent registered public accounting firm was approved by the Audit Committee of the Registrant’s Board of Directors on March 11, 2010.

B.  During the years ended December 31, 2008 and 2007 and the subsequent interim period between January 1, 2009 and the appointment of PKF, the Registrant did not consult with PKF regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K, or a reportable event as that term is used in Item 304(a)(1)(v) of Item 304 of Regulation S-K.

ITEM 5.03             AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On March 11, 2010, the Registrant amended its by-laws to adopt a change of fiscal year from September 30 to December 31.  As a result of this change, the registrant will file a report on Form 10-K for the years ended December 31, 2008 and December 31, 2009.

Exhibit No.	Description

ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS.

16.1	Letter of M&K CPAs PLLC to the Commission, dated as of May 11, 2010.

16.2	Letter of Li & Company, PC, CPA to the Commission, dated as of May 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 26, 2010	GREENHOUSE HOLDINGS, INC.

	By:	/s/ Justin Farry
Name: Justin Farry
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of M&K CPAs PLLC to the Commission, dated as of May 11, 2010.

16.2	Letter of Li & Company, PC, CPA to the Commission, dated as of May 13, 2010.